UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 27, 2012

Integrated BioPharma, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-28876	22-2407475
(Commission File Number)	(IRS Employer Identification No.)

225 Long Avenue
Hillside, New Jersey	07205
(Address of Principal Executive Offices)	(Zip Code)

(973) 926-0816
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

SENIOR CREDIT FACILITY

On June 27, 2012, Integrated BioPharma, Inc. (the “Company”), InB:Manhattan Drug Company, Inc. (“MDC”), Agrolabs, Inc., IHT Health Products, Inc., IHT Properties Corp. (“IHT”) and Vitamin Factory, Inc. (collectively, the “Borrowers”) entered into a Revolving Credit, Term Loan and Security Agreement (the “Loan Agreement”) with PNC Bank, National Association as agent and lender (“PNC Bank”) and the other lenders party thereto.

The Loan Agreement provides for a  total of $11,727,000 in senior secured financing (the “Senior Credit Facility”) as follows: (i) discretionary advances (“Revolving Advances”) based on eligible accounts receivable and eligible inventory in the maximum amount of $8,000,000 (the “Revolving Credit Facility”) and (ii) a term loan in the amount of $3,727,000 (the “Term Loan”). The Senior Credit Facility is secured by all assets of the Borrowers, including, without limitation, machinery and equipment, real estate owned by IHT, and common stock of iBio, Inc. (the “iBio Stock”) owned by the Company. Revolving Advances bear interest at PNC’s Base Rate or the Eurodollar Rate, at Borrowers’ option, plus 2.75%. The Term Loan bears interest at PNC’s Base Rate or the Eurodollar Rate, at Borrowers’ option, plus 3.25%.  Upon and after the occurrence of any event of default under the Loan Agreement, and during the continuation thereof, interest shall be payable at the interest rate then applicable plus 2%.  The Senior Credit Facility matures on June 27, 2017 (the “Senior Maturity Date”).

The Company borrowed an initial Revolving Advance of approximately $2,679,000, and the proceeds of this initial Revolving Advance, combined with the proceeds of the Term Loan and the CD Notes (as defined below) provided aggregate cash of $8,120,000.  The proceeds of the Senior Credit Facility and the CD Notes, together with the Company’s cash provided from its operating activities, was used to (i) repay in full the Company’s 8% Senior Secured Notes in the aggregate original principal amount of $7,000,000 (collectively, the “Imperium Notes”) issued by the Company to Imperium Master Fund Ltd. (“IMF”) and three other parties (collectively, “Imperium Parties”) under the Amended and Restated Securities Purchase Agreement, dated as of February 21, 2008 (the “Imperium SPA”), by and among the Company and IMF, (ii) to pay IMF, in its capacity as collateral agent for the Imperium Parties, (A) the 11.5% premium ($805,000), which was payable at the maturity of the Imperium Notes on November 15, 2009, (B) the $1,000,000 forbearance fee payable under the Forbearance Agreement, dated as of October 4, 2008, by and among the Company and IMF, in its capacity as collateral agent for the Imperium Parties,  (C) $45,000, representing accrued interest in respect of the Imperium Notes, and (D) $87,500, representing fees and expenses owed by the Company to the Imperium Parties under the terms of the Imperium SPA.

The principal balance of the Revolving Advances is payable on the Senior Maturity Date, subject to acceleration upon the occurrence of any event of default under the Loan Agreement or earlier termination of the Loan Agreement pursuant to the terms thereof.  The Term Loan shall be repaid in sixty (60) consecutive monthly installments of principal, the first fifty nine (59) of which shall be in the amount of $44,369, commencing on the first business day of August, 2012, and continuing on the first business day of each month thereafter, with a final payment of any unpaid balance of principal and interest payable on the first business day of July, 2017. The foregoing is subject to customary mandatory prepayment provisions and acceleration upon the occurrence of any event of default under the Loan Agreement or earlier termination of the Loan Agreement pursuant to the terms thereof.

The Loan Agreement contains customary mandatory prepayment provisions, including, without limitation, the requirement that if the market price per share of the iBio Stock falls below a certain amount, the Company must sell the iBio Stock and use the proceeds to repay the Term Loan.  The Loan Agreement also contains customary representations and warranties, covenants and events of default, including, without limitation, (i) a fixed charge coverage ratio maintenance requirement and (ii) an event of default tied to any change of control as defined in the Loan Agreement.

Interest in respect of the Senior Credit Facility is payable in arrears on the first day of each month with respect to Revolving Advances or the Term Loan bearing interest at PNC Bank’s Base Rate, and at the end of each interest period with respect to Revolving Advances or the Term Loan bearing interest at the  Eurodollar Rate.

In connection with the Senior Credit Facility, each of E. Gerald Kay, an officer, director and stockholder of the Company, and Carl DeSantis, a director and stockholder of the Company (collectively, the “Guarantors”), entered into Continuing Limited Guarantees (collectively, the “Individual Guarantees”) with PNC Bank whereby each Guarantor irrevocably and unconditionally guarantees the full, prompt and unconditional payment, when due, whether by acceleration or otherwise, of any and all obligations of the Borrowers under the Loan Agreement and the other loan documents. The liability of each Guarantor under his respective Individual Guarantee is limited to a maximum of $1,000,000. The Individual Guarantees will automatically terminate upon the satisfaction of certain conditions set forth in the Loan Agreement.

Also, in connection with the Senior Credit Facility, PNC Bank and CD Financial (defined below) entered into the Intercreditor and Subordination Agreement (the “Intercreditor Agreement”), which was acknowledged by the Borrowers, pursuant to which, among other things, (a) the lien of CD Financial on assets of the Borrowers is subordinated to the lien of PNC Bank on such assets during the effectiveness of the Senior Credit Facility, and (b) priorities for payment of the Company's debt (as described in this Form 8-K) are established.

In addition, in connection with the Senior Credit Facility, the following loan documents were executed: (i) the Company has entered into a Stock Pledge Agreement with PNC Bank, pursuant to which the Company pledged to PNC Bank the iBio Stock; (ii) IHT has entered into a Mortgage and Security Agreement with PNC Bank; and (iii) the Borrowers have entered into an Environmental Indemnity Agreement with PNC Bank.

CD FINANCIAL REFINANCING

On June 27, 2012, the Company also entered into an Amended and Restated Securities Purchase Agreement (the “CD SPA”) with CD Financial, LLC (“CD Financial”), which amends and restates the Securities Purchase Agreement, dated as of February 21, 2008, between the Company and CD Financial, pursuant to which the Company issued to CD Financial a 9.5% Convertible Senior Secured Note in the original principal amount of $4,500,000 (the “Original CD Note”).  Pursuant to the CD SPA,  the Company issued to CD Financial (i) the Amended and Restated Convertible Promissory Note in the original principal amount of $5,350,000 (the “CD Convertible Note”) and (ii) the Promissory Note in the original principal amount of $1,714,000 (the “Liquidity Note”, and collectively with the CD Convertible Note, the “CD Notes”). The CD Notes mature on July 7, 2017.

The proceeds of the CD Notes were used to refinance (a) the Original CD Note, (b) the Promissory Note, dated as of November 24, 2009, made by MDC in favor of CD Financial,  in the original principal amount of $300,000, which Promissory Note was assigned by MDC to the Company, and (c) other expenses owed to CD Financial by the Company in the aggregate amount of approximately $180,000.

The CD Notes are secured by all assets of the Borrowers, including, without limitation, machinery and equipment, real estate owned by IHT, and common stock of iBio, Inc owned by the Company. The CD Notes bear interest at an annual rate of 6% and have a default rate of 10%.

The CD Convertible Note is convertible at the option of CD Financial into common stock of the Company at a conversion price of $0.65 per share, subject to customary adjustments.

Pursuant to the terms of the Loan Agreement and the Intercreditor Agreement, during the effectiveness of the Senior Credit Facility, (i) the principal of the CD Convertible Note may not be repaid, (ii) the principal of the Liquidity Note may only be repaid if certain conditions under the Loan Agreement are satisfied, and (iii) interest in respect of the CD Notes may only be paid if certain conditions under the Intercreditor Agreement are satisfied.

The CD SPA contains customary contains customary representations and warranties, covenants and events of default, including, without limitation, an event of default tied to any change of control as defined in the CD SPA.

In connection with the CD SPA, the Borrowers entered into an Amended and Restated Security Agreement and Amended and Restated Subsidiary Guaranty.

VITAMIN NOTE

On June 27, 2012, MDC and the Company entered into a promissory note with Vitamin Realty Associates, LLC (“Vitamin”) in the principal amount of approximately $686,000 (the “Vitamin Note”). The principal amount of the Vitamin Note represents the aggregate amount of unpaid, past due rent owing by MDC under the Lease Agreement, dated as of January 10, 1997, between MDC, as lessor, and Vitamin, as landlord, pertaining to the real property located at 225 Long Avenue, Hillside, New Jersey.  The Vitamin Note matures on July 7, 2017 and accrues interest at an annual rate of 4% per annum. Interest in respect of the Vitamin Note is payable on the first business day of each calendar month.  Pursuant to the terms of the Loan Agreement, during the effectiveness of the Senior Credit Facility, the Vitamin Note may only be repaid or prepaid if certain conditions set forth in the Loan Agreement are satisfied.

The foregoing description of each of the Loan Agreement, the Guarantees, the Stock Pledge Agreement, the Mortgage and Security Agreement, the Environmental Indemnity Agreement, the Intercreditor Agreement, the CD SPA, the CD Notes, the Amended and Restated Security Agreement, the Amended and Restated Subsidiary Guarantee, and the Vitamin Note, is qualified in its entirety by reference to the full text of such instruments and agreements, copies of each of which are attached hereto as exhibits, and each of which is incorporated herein in its entirety by reference.

ITEM 1.02.	TERMINATION OF MATERIAL DEFINITIVE AGREEMENT.

As of June 27, 2012, in connection with entry into the Loan Agreement as described in Item 1.01 above, the Company repaid in full the Imperium Notes and other obligations owed by the Company to the Imperium Parties, as more fully described in Item 1.01. As of such date (i) the Imperium SPA and all related documents were terminated, (ii) the lien or security interest in favor of IMF, in its capacity as collateral agent for the Imperium Parties, was terminated, and (iii) all obligations of the Company to the Imperium Parties under the Imperium SPA and all related documents were satisfied in full.

ITEM 2.03                      CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth in Item 1.01 is incorporated herein by reference.

ITEM 9.01.                     FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits.

Exhibit No.	Description
10.1
Revolving Credit, Term Loan and Security Agreement, dated as of June 27, 2012, by and among Integrated BioPharma, Inc., InB:Manhattan Drug Company, Inc., Agrolabs, Inc., IHT Health Products, Inc., IHT Properties Corp. and Vitamin Factory, Inc. and PNC Bank, National Association.

10.2
Term Note, dated as of June 27, 2012, by and among Integrated BioPharma, Inc., InB:Manhattan Drug Company, Inc., Agrolabs, Inc., IHT Health Products, Inc., IHT Properties Corp. and Vitamin Factory, Inc. and PNC Bank, National Association, in the original principal amount of $3,727,000.

10.3
Revolving Credit Note, dated as of June 27, 2012, by and among Integrated BioPharma, Inc., InB:Manhattan Drug Company, Inc., Agrolabs, Inc., IHT Health Products, Inc., IHT Properties Corp. and Vitamin Factory, Inc. and PNC Bank, National Association, in the original principal amount of $8,000,000.

10.4	Continuing Limited Guaranty, dated as of June 27, 2012, made by Carl DeSantis, in favor of PNC Bank, National Association.
10.5	Continuing Limited Guaranty, dated as of June 27, 2012, made by E. Gerald Kay, in favor of PNC Bank, National Association.
10.6	Stock Pledge Agreement, dated as of June 27, 2012, between Integrated BioPharma, Inc. and PNC Bank, National Association.
10.7
Intercreditor and Subordination Agreement, dated as of June 27, 2012, between CD Financial, LLC and PNC Bank, National Association, and acknowledged by Integrated BioPharma, Inc., InB:Manhattan Drug Company, Inc., Agrolabs, Inc., IHT Health Products, Inc., IHT Properties Corp. and Vitamin Factory, Inc.

10.8	Mortgage and Security Agreement, dated as of June 27, 2012, by IHT Properties, Inc. in favor of PNC Bank, National Association
10.9
Environmental Indemnity Agreement, dated as of June 27, 2012, by and among Integrated BioPharma, Inc., InB:Manhattan Drug Company, Inc., Agrolabs, Inc., IHT Health Products, Inc., IHT Properties Corp. and Vitamin Factory, Inc. and PNC Bank, National Association

10.10	Amended and Restated Securities Purchase Agreement, dated as of June 27, 2012, by and among Integrated Biopharma, Inc., and CD Financial, LLC.
10.11	Amended and Restated Security Agreement, dated as of June 27, 2012, by and between Integrated Biopharma, Inc., and CD Financial, LLC.
10.12
Amended and Restated Subsidiary Guarantee, dated as of June 27, 2012, by and among Integrated Biopharma, Inc., InB:Manhattan Drug Company, Inc., Agrolabs, Inc., IHT Health Products, Inc., IHT Properties Corp. and Vitamin Factory, Inc. and CD Financial, LLC.

10.13
Amended and Restated Convertible Secured Promissory Note, dated as of June 27, 2012, by Integrated BioPharma, Inc. and payable to the order of CD Financial, LLC, in the original principal amount of $5,350,000.

10.14	Promissory Note, dated as of June 27, 2012, by Integrated BioPharma, Inc. and payable to the order of CD Financial, LLC, in the original principal amount of $1,714,000.
10.15
Promissory Note, dated as of June 27, 2012, by InB:Manhattan Drug Company and Integrated BioPharma, Inc., and payable to the order of Vitamin Realty Associates, LLC, in the original principal amount of $685,985.61.

99.1	Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

INTEGRATED BIOPHARMA, INC.

Date: June 29, 2012	By: /s/ Dina L. Masi
Dina L. Masi
Chief Financial Officer